PHARM-OLAM International Ltd	CO#1

CHANGE ORDER FORM

This Change Order 1 “CO1” is hereby incorporated into the terms and conditions of the Clinical Research Services Agreement dated 04 December 2005 (hereinafter referred to as the “Agreement”) by and between Pharm-Olam International (UK) Limited, (hereinafter referred to as “POI”) and Advaxis, Inc, (hereinafter referred to as “Client”).

Date:	13 December 2006	Change Requested by:	Jelena Tasic (POI Project Manager)
Customer Name:	Advaxis, Inc.
Customer Address:	212 Carnegie Centre Suite 206 Priceton New Jersey 08540 USA
Protocol Title:
A Phase 1 Open Dose Escalation Study to Determine the Safety and Immunogenicity of Vaccination with Listeria monocytogenes expressing Human Papilloma Virus type 16 E7 (Lovaxin-C) for the Treatment of Progressive, Recurrent and Advanced Squamous Cell Cancer of the Cervix

Protocol Number:	Lm-LLO-E7-01 (POI Study# 319)

Description of Change Order

The original contract was for 2 sites in Serbia and 1 in Mexico. The actual sites POI has are 1 site in Serbia and 2 in sites Mexico. In addition, there have been 5 protocol amendments and one Investigator Brochure update. In addition, the timelines have been extended by 4.5 months with the estimated completion date revised to 15 October 2006. The out of scope services associated with this change are described below:

1.  Identification of 2 additional sites in Mexico
2.  Protocol Review for additional site in Mexico
3.  Translations of submission and approval documents and additional PIL
4.  Preparation of Investigator Source Document Notebook
5.  Review of  AML lab manual (for the Israeli central lab)
6.  Listeria quantification procedure - preparation (review and amending of  procedure,  TC with microbiologists from Serbia and Israel)
7.  HPV and Flow cytometry procedure - preparation
8.  PM time for original SEVs reduced from 3 days to 2 days
9.  2 SEVs for additional sites in Mexico
10.  Reduction in cost for initial SEVs due to change in responsibility assumptions
11.  Reduction in costs for initial EC and MoH submissions due to change in assumptions
12.  Translations and back translation of additional PIF
13.  Regulatory submission of 5 protocol amendments in 2 countries
14.  EC submissions of 5 protocol amendments at 3 study sites
15.  Translations of approvals for 5 amendments
16.  Initial EC submissions for additional sites
17.  MoH submission for additional sites
18.  Import licenses for additional sites
19.  Monitoring guidelines writing
20.  Reduction in Investigator/Hospital contracts due to a change in assumptions
21.  Insurance negotiation and agreement
22.  First drug re-labeling at all sites
23.  Second drug re-labeling at all sites
24.  CRA and CTA time included for attendance at weekly teleconferences with Sponsor for 11 months

Effective 01 February 2006

PHARM-OLAM International Ltd	CO#1

CHANGE ORDER FORM

25.  SAE narrative preparation and CIOMS form preparation for 10 SAEs
26.  Project management time increased from 1 to 1.5 days per week for the first 48 weeks and the additional 6 months extended study duration
27.  Medical Writing - five amendments to the protocol
28.  Medical Writing - one IB update
29.  Writing of drug re-allocation procedure

Study Timelines:

Event	Date
POI Study Start Date	Completed Aug 2005
Protocol Completion and Investigator Brochure	Completed Oct 2005
Submitting Request for Special Protocol Assessment Meeting with FDA	Completed Aug 2006
Special Protocol Assessment Meeting with FDA	Completed Aug 2006
Submit to Ethics Committee and Regulatory Authority, Mexico and Serbia	Completed Dec 2005
Approval Serbia	Completed Feb 2006
Approval Mexico	Completed Feb 2006
First Patient into Study, Serbia	Completed 16 March 2006
Last Patient into Study	01 May 2007
Last Patient out of Study	01 September 2007
Close Database	15 September 2007
Statistical Analysis Complete	30 September 2007
Study Draft Final Report	15 October 2007

Estimated Costs:

Contract	Original	CO1	Revised Total
Price (US$)	$430,000	$92,000	$522,000

Effective 01 February 2006

PHARM-OLAM International Ltd	CO#1

CHANGE ORDER FORM

Payment Schedule:

Reimbursement for the POI services outlined in this Project Change Order will be paid to POI according to the following schedule:

Item #	Milestone	%	Amount in USD ($)
1	At execution of Clinical Research Services Agreement (Already Invoiced)	8.24	43,000
2	Upon Protocol and IB Completion (Already Invoiced)	8.24	43,000
3	Upon Minister of Health Approval in Both Countries (Already Invoiced)	12.36	64,500
4	10 patients in	20.00	104,400
5	Last patient in	20.00	104,400
6	Last patient out	15.58	81,350
7	Signed final report	15.58	81,350
	Total	100	522,000

POI shall submit invoices to the sponsor for each payment in accordance with the payment schedule outlined above. Pass-through expenses will be invoiced to the sponsor as made by POI. All other terms and conditions according to the Agreement shall remain in full force and effect.

Sponsor hereby authorises commencement of the tasks set forth above according to the estimated costs and payment schedule stated above.

Pharm-Olam International Ltd	Sponsor

Accepted by:	Accepted by:
Name:	Name:
Title:	Title:
Date:	Date:

Effective 01 February 2006